Exhibit 99.1

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


                              GROUP 31, INC.



                              By:  /s/ W.R. Cotham
                                   W.R. Cotham
                                   Vice President


                              CAPITAL PARTNERSHIP

                                   By:  MARGARET LEE BASS 1980 TRUST,
                                             Managing Partner

                                        By:  PANTHER CITY INVESTMENT CO.,
                                                  Trustee



                                        By:  /s/ W.R. Cotham
                                             W.R. Cotham, President


                              MARGARET LEE BASS 1980 TRUST

                                   By:  PANTHER CITY INVESTMENT CO.,
                                                  Trustee



                                   By:  /s/ W.R. Cotham
                                        W.R. Cotham, President


                              PANTHER CITY INVESTMENT CO.



                              By:  /s/ W.R. Cotham
                                   W.R. Cotham, President




                              /s/ W.R. Cotham
                              W.R. Cotham



                              KEYSTONE, INC.




                              By:  /s/ W.R. Cotham
                                   W.R. Cotham
                                   Vice President




                              By:  /s/ W.R. Cotham

                              Attorney-in-Fact for:

                              J. TAYLOR CRANDALL (1)
                              ROBERT M. BASS (2)


(1) A Power of Attorney authorizing W. R. Cotham, et. al., to act on behalf of J. Taylor Crandall previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing W. R. Cotham, et. al., to act on behalf of Robert M. Bass previously has been filed with the Securities and Exchange Commission.